UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2025
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Patterson-UTI Energy, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10713 W. Sam Houston Pkwy N, Suite 800 Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 281-765-7100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Stockholders of Patterson-UTI Energy, Inc. (the “Company”) was held on June 5, 2025. Of the 385,978,013 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 353,304,006 were present either in person or by proxy.
The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:
1.To elect eleven directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Leslie Beyer	329,219,745	2,923,391	21,160,870
Tiffany (TJ) Thom Cepak	325,921,067	6,222,069	21,160,870
Robert W. Drummond	329,833,262	2,309,874	21,160,870
Gary M. Halverson	327,875,599	4,267,537	21,160,870
William A. Hendricks, Jr.	327,779,656	4,363,480	21,160,870
Curtis W. Huff	321,693,997	10,449,139	21,160,870
Cesar Jaime	330,153,258	1,989,878	21,160,870
Janeen S. Judah	329,760,619	2,382,517	21,160,870
Amy H. Nelson	329,390,833	2,752,303	21,160,870
Julie J. Robertson	329,527,740	2,615,396	21,160,870
James C. Stewart	329,169,335	2,973,801	21,160,870
2.To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-votes
340,921,250	11,759,030	623,726	0
3.To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
273,356,258	57,851,491	935,387	21,160,870

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

June 5, 2025	By:	/s/ Seth D. Wexler
Name: Seth D. Wexler
Title: Executive Vice President, General Counsel and Secretary